Exhibit 10.11

FIRST AMENDMENT TO PARENT GUARANTEE AND PLEDGE AGREEMENT

This FIRST AMENDMENT TO PARENT GUARANTEE AND PLEDGE AGREEMENT, dated as of November 8, 2023 (this “First Amendment”), is by and among CoreWeave, Inc., a Delaware corporation, as pledgor (the “Pledgor”), U.S. Bank Trust Company, National Association, a national banking association, in its capacity as collateral agent for the Lenders and other Secured Parties, together with its successor in such capacity (in such capacity, the “Collateral Agent”) and each of the Consenting Lenders (as defined below).

W I T N E S S E T H

WHEREAS, the Pledgor and the Collateral Agent have heretofore executed and delivered a Parent Guarantee and Pledge Agreement, dated as of July 30, 2023 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Pledge Agreement”, and after giving effect to this First Amendment, the “Pledge Agreement”), pursuant to that certain Credit Agreement with CoreWeave Compute Acquisition Co. II, LLC, as borrower, U.S. Bank Trust Company, National Association as Administrative Agent and as the Collateral Agent and the financial institutions party thereto as “Lenders” (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in accordance with Section 9.5 of the Existing Pledge Agreement and Section 9.08 of the Credit Agreement, the Pledgor and the Collateral Agent (acting at the written direction of the Required Lenders) desire to enter into, execute and deliver this First Amendment as an amendment to the Existing Pledge Agreement.

WHEREAS, the Lenders party hereto constituting the Required Lenders under the Credit Agreement (collectively, the “Consenting Lenders”) have agreed to make certain amendments to the Existing Pledge Agreement, in each case as more specifically set forth herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Pledgor, the Collateral Agent (acting at the written direction of the Required Lenders) and the Consenting Lenders covenant and agree as follows:

1. Capitalized Terms: Capitalized terms used herein without definition shall have the meanings assigned to them in the Pledge Agreement or Credit Agreement, as applicable.

2. Amendments to Pledge Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Pledgor and the Collateral Agent (acting at the written direction of the Required Lenders) hereby agree as follows:

a. Section 1.3 of the Existing Pledge Agreement is hereby amended by inserting the following definitions in proper alphabetical order:

““Disqualified Stock” shall mean, with respect to any Person, any Equity Interests of such Person which, by its terms, or by the terms of any security into which it is convertible or for which it is puttable or exchangeable, or upon the happening of any event, matures or is mandatorily redeemable (other than solely for Qualified Stock), other than as a result of a change of control, asset sale, condemnation event or similar event, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than solely for Qualified Stock), other than as a result of a change of control, asset sale, condemnation event or similar event, in whole or in part, in each case, prior to the Term Maturity Date; provided that if such Equity Interest is issued to any plan for the benefit of employees of the Pledgor or its Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Pledgor or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death, or disability.”

““First Amendment Effective Date” shall mean November 8, 2023.”

““K2 Buyback Transactions” shall mean the repurchase, redemption or other acquisition of any Equity Interests of the Pledgor held by the K2 Assets LLC, in an aggregate amount, not to exceed $40,000,000 pursuant to the option exercise in respect thereof deemed exercised on or about November 15, 2023. It is agreed and understood that the Pledgor reasonably anticipates repurchases by K2 Assets LLC of a substantially similar amount of Equity Interests in the Pledgor pursuant to the Offer to Purchase.”

““Offer to Purchase” shall mean that certain Offer to Purchase Up to 2,052,190 Shares of CoreWeave, Inc., dated as of October 20, 2023, by the buyers named thereto.”

““Qualified Stock” of any Person shall mean Equity Interests of such Person other than Disqualified Stock of such Person.”

““Refunding Capital Stock” shall have the meaning assigned to such term in Section 5.12.”

““Retired Capital Stock” shall have the meaning assigned to such term in Section 5.12.”

b. Section 5.12 of the Existing Pledge Agreement is hereby amended and restated in its entirety as set forth below:

“Restricted Payments. The Pledgor will not make, directly or indirectly (including via any Subsidiary or another Affiliate) any Restricted Payment, except:

a. the repurchase, redemption, retirement or other acquisition of Equity Interests from former employees, officers, directors, consultants or other persons performing services for the Pledgor or any direct or indirect Subsidiary pursuant to the terms of stock repurchase plans, restricted stock agreements or similar agreements under which the Pledgor or any direct or indirect Subsidiary has the option to repurchase such

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shares upon the occurrence of certain events, such as the termination of employment or service, or pursuant to a right of first refusal in an amount not to exceed the original purchase price thereof; provided that the aggregate Restricted Payments made under this clause (a) subsequent to the First Amendment Effective Date do not exceed $10,000,000 in any fiscal year;

b. the consummation of the K2 Buyback Transactions, so long as Pledgor uses commercially reasonable efforts to consummate the K2 Buyback Transactions on or before December 31, 2023;

c. the redemption, repurchase, retirement or other acquisition of any Equity Interests (“Retired Capital Stock”) of the Pledgor, or any Equity Interests of any direct or indirect Subsidiary, in exchange for, or out of the proceeds of the substantially concurrent sale or issuance (other than to a Subsidiary) of, Equity Interests of the Pledgor or any direct or indirect Subsidiary (other than the Borrower) or management investment vehicle to the extent contributed to the Pledgor (in each case, other than any Disqualified Stock) (“Refunding Capital Stock”);

d. the repurchase, redemption or other acquisition for value of Equity Interests of the Pledgor deemed to occur in connection with paying cash in lieu of fractional shares of such Equity Interests in connection with a share dividend, distribution, share split, reverse share split, merger, consolidation, amalgamation or other business combination of the Pledgor, in each case, permitted under the Credit Agreement; and.

e. payments or distributions to satisfy dissenters’ rights, pursuant to or in connection with a consolidation, amalgamation, merger or transfer of assets; provided that the aggregate Restricted Payments made under this clause (e) subsequent to the First Amendment Effective Date do not exceed $10,000,000 in the aggregate.”

2. Representations and Warranties. The Pledgor hereby represents and warrants to the Collateral Agent and the Consenting Lenders:

a. The Pledgor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full power and authority to own its property and assets and to carry on its business as now conducted and to execute, deliver and perform its obligations under this First Amendment. Pledgor has duly authorized and taken all other necessary corporate action for the execution, delivery and performance of this Agreement. Pledgor has duly executed and delivered this First Amendment, and this First Amendment constitutes its legal, valid and binding obligation, enforceable in accordance with its terms against the Pledgor except as enforceability thereof may be limited by bankruptcy, insolvency, moratorium and similar laws, by equitable principles, whether considered at law or in equity and any implied covenants of good faith and fair dealing.

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b. Pledgor’s execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof and thereof will not (a) violate any of its Governing Documents or conflict with or violate its contractual obligations, (b) violate any order, judgment or decree of governmental authority binding on it, (c) violate any applicable Laws, or (d) result in or require the creation or imposition of any Lien upon any of its properties or assets (other than any Liens created hereunder), where any such violation or conflict referred to in clauses (b) and (c) of this Section 2(b) would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Pledgor has duly obtained all necessary authorizations, consents, licenses, orders or approvals of or registrations or declarations with any Governmental Authority or any other Person required in connection with the execution and delivery of this First Amendment and the performance of the transactions contemplated by this First Amendment, and such authorizations, consents, licenses, orders or approvals of or registrations or declarations are in full force and effect, in each case, except for (i) the filing of UCC financing statements (or the filing of financing statements under any other local equivalent) or (ii) such actions, consents, approvals, registrations or filings the failure of which to be obtained or made would not reasonably be expected to have a Material Adverse Effect. There are no actions, suits, investigations or proceedings at law or in equity or by or on behalf of any Governmental Authority or in arbitration now pending against, or, to the knowledge of the Pledgor, threatened in writing against or affecting, the Pledgor or any business, property or rights of the Pledgor which (a) individually or in the aggregate would reasonably be expected to have a Material Adverse Effect or (b) purport to affect or pertain to this First Amendment.

3. Conditions. This First Amendment shall become effective on the date when the following conditions are satisfied (the “First Amendment Effective Date”):

a. The Collateral Agent and the Consenting Lenders shall have received, from the Pledgor, an executed counterpart hereof.

b. Immediately after giving effect to the transactions contemplated herein, each of the representations and warranties of the Pledgor set forth in Section 2 of this First Amendment shall be true and correct.

4. Payment of Fees. The Borrower shall pay (or cause to be paid) within thirty (30) days after the date of this First Amendment the reasonable and documented fees of legal counsels to the Lenders and the Collateral Agent in connection with the preparation, negotiation and execution of this First Amendment.

5. Effectiveness. Upon effectiveness of this First Amendment, on and after the date hereof, (i) each reference in the Pledge Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Pledge Agreement, and each reference in any other agreement to “the Parent Guarantee and Pledge Agreement”, “Pledge Agreement” “thereunder,” “thereof” or words of like import referring to the Parent Guarantee and Pledge Agreement, shall mean and be a reference to the Pledge Agreement as amended by this First Amendment.

6. Waivers; Amendments; Cumulative Remedies; Severability; Entire Agreement; Choice of Law; Jurisdiction; Waiver of Jury Trial. Sections 9.5, 9.6, 9.12 and 9.13 of the Pledge Agreement are hereby incorporated by reference mutatis mutandis.

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7. Direction to Collateral Agent. Each undersigned Consenting Lender (i) hereby authorizes and directs the Collateral Agent to promptly acknowledge and execute this First Amendment, and (ii) acknowledges and agrees that (A) the Collateral Agent has executed this First Amendment in reliance on the direction set forth in clause (i) of this Section 7, and (B) the Collateral Agent will not have any responsibility or liability for executing such documents or ascertaining or confirming whether such documents are consistent with or comply with the terms of the Credit Agreement (as amended by this First Amendment) or any other Loan Document.

8. Execution in Counterparts. This First Amendment may be executed in any number of counterparts (including in electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign)), each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this First Amendment and of signature pages by PDF transmission or other electronic means shall constitute effective execution and delivery of this First Amendment as to the parties hereto and may be used in lieu of the original First Amendment for all purposes. Signatures of the parties hereto transmitted by PDF transmission or other electronic means shall be deemed to be their original signatures for all purposes.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Pledge Agreement to be duly executed as of the date first above written.

COREWEAVE, INC., as the Pledgor

/s/ Michael Intrator
(Signature)
Name: Michael Intrator
Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Pledge Agreement to be duly executed as of the date first above written.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as the Collateral Agent (acting at the written direction of the Required Lenders)

/s/ James W. Hall
(Signature)
Name: James W. Hall
Title: Vice President

BLACKSTONE TACTICAL OPPORTUNITIES ADVISORS L.L.C., as Lender

/s/ Christopher James
(Signature)
Name: Christopher James
Title: Authorized Signatory

MAGNETAR LAKE CREDIT FUND LLC, as a Lender

By: Magnetar Financial LLC, its manager

/s/ Karl Wachter
(Signature)
Name: Karl Wachter
Title: General Counsel

LONGHORN SPECIAL OPPORTUNITIES FUND LP, as a Lender

By: Magnetar Financial LLC, its investment manager

/s/ Karl Wachter
(Signature)
Name: Karl Wachter
Title: General Counsel

MTP EMERAL DFUND LLC – SERIES 3, as a Lender

By: MTP Energy Management LLC, its Manager

By: Magnetar Financial LLC, its Sole Member

/s/ Karl Wachter
(Signature)
Name: Karl Wachter
Title: General Counsel

DIGITALBRIDGE CREDIT FINCO LP, as a Lender

By: DigitalBridge Credit GP, S.à.r.l., as General Partner

By: Digital Credit Advisor, LLC, as agent and attorney in fact

/s/ Liam D. Stewart
(Signature)
Name: Liam D. Stewart
Title: Authorized Signatory

Carlyle Cedar Infrastructure Credit Partners, L.P., as a Lender
By: Carlyle Global Credit Investment Management L.L.C., its attorney-in-fact

/s/ Joshua Lefkowitz
(Signature)
Name: Joshua Lefkowitz
Title: Chief Legal Officer

CARLYLE CREDIT SOLUTIONS, INC., as Lender

/s/ Kunal Gulati
(Signature)
Name: Kunal Gulati
Title: Managing Director

CHAIN BRIDGE OPPORTUNISTIC FUNDING LLC, as Lender

/s/ Kunal Gulati
(Signature)
Name: Kunal Gulati
Title: Managing Director

CARLYLE DIRECT LENDING FUND (LEVERED), L.P. BY: CARLYLE DIRECT LENDING FUND GP, L.P., ITS GENERAL PARTNER BY: CARLYLE DIRECT LENDING FUND GP, L.L.C., ITS GENERAL PARTNER as Lender

/s/ David Lobe
(Signature)
Name: David Lobe
Title: Vice President

CARLYLE SECURED LENDING, INC., as Lender

/s/ Kunal Gulati
(Signature)
Name: Kunal Gulati
Title: Managing Director

CARLYLE SECURED LENDING III, as Lender

/s/ Kunal Gulati
(Signature)
Name: Kunal Gulati
Title: Managing Director

CARLYLE ONTARIO CREDIT PARTNERSHIP DIRECT LENDING SPV, L.P., as Lender By: Carlyle Global Credit Investment Management L.L.C., its attorney-in-fact

/s/ Joshua Lefkowitz
(Signature)
Name: Joshua Lefkowitz
Title: Chief Legal Officer

CARLYLE SKYLINE CREDIT FUND AIV, L.P., as Lender By: Carlyle Skyline Credit Fund GP, L.P., its general partner By: Carlyle Skyline Credit Fund GP, L.L.C., its general partner

/s/ David Lobe
(Signature)
Name: David Lobe
Title: Authorized Person

CARLYLE TACTICAL PRIVATE CREDIT FUND, as Lender

/s/ Brian Marcus
(Signature)
Name: Brian Marcus
Title: Managing Director

EACH LENDER LISTED IN ANNEX A1

FOR WHICH PACIFIC INESTMENT MANAGEMENT COMPANY LLC SERVES AS INVESTMENT MANAGER OR ADVISER,

as Lender

By: Pacific Investment Management Company LLC, as investment manager or adviser

/s/ Alfred T. Murata
(Signature)
Name: Alfred T. Murata
Title: Managing Director

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The obligations arising out of this agreement (if any) are several and not joint with respect to each participating Lender, in accordance with its proportionate interest hereunder, and the parties agree not to proceed against any Lender for the obligations of another. To the extent a Lender is a registered investment company (“Trust”) or a series thereof, a copy of the Declaration of Trust of such Trust is on file with the Secretary of State of The Commonwealth of Massachusetts or Secretary of State of the State of Delaware. The obligations of or arising out of this agreement are not binding upon any of such Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this agreement is executed by or on behalf of a Trust on behalf of one or more series of the Trust, the assets and liabilities of each series of the Trust are separate and distinct and the obligations of or arising out of this agreement are binding solely upon the assets or property of the series on whose behalf this agreement is executed. If this agreement is being executed on behalf of more than one series of a Trust, the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the parties agree not to proceed against any series for the obligations of another.

Annex A

PIF Onshore XL LP

PDLF-PS Offshore XIII Ltd

HVS LIII LLC

PIMCO Access Income Fund

PIMCO Dynamic Income Fund

PIMCO Flexible Credit Income Fund

COATUE TACTICAL SOLUTIONS LENDING HOLDINGS AIV I LP, as Lender

/s/ Zachary Feingold
(Signature)
Name: Zachary Feingold
Title: Authorized Signatory